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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     Each of the undersigned members of the Board of Managers of Whetstone Ethanol, LLC, whose signature appears below hereby constitutes and appoints Jim Peterson, such person's true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such person and in such name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Whetstone Ethanol, LLC and any or all amendments (including post-effective amendments) to such Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on April 10, 2002.

/s/ Ron Anderson                           /s/ Ron Olson
--------------------------------           --------------------------------
Ron Anderson                               Ron Olson

/s/ Bob Biersbach                          /s/ Del Strasser
--------------------------------           --------------------------------
Bob Biersbach                              Del Strasser

/s/ Dennis Flemming                        /s/ Steve Street
--------------------------------           --------------------------------
Dennis Flemming                            Steve Street

/s/ Mark Lounsbery                         /s/ Steve Strei
--------------------------------           --------------------------------
Mark Lounsbery                             Steve Strei

/s/ Bob Metz                               /s/ Greg Toben
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Bob Metz                                   Greg Toben

/s/ Bob Narem                              /s/ Bill Whipple
--------------------------------           --------------------------------
Bob Narem                                  Bill Whipple

/s/ Brent Olson                            /s/ Robert Wittnebel
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Brent Olson                                Robert Wittnebel